Exhibit 99(n)(4)

MANNING & NAPIER FUND, INC.

Amended and Restated Rule 18f-3

Multiple Class Plan

November 12, 2007

Manning & Napier Fund, Inc. (the “Company”), a registered investment company that consists of a number of series, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), in offering multiple classes of shares in each series listed on Schedule A attached hereto (each, a “Fund” and, together, the “Funds”).

A.	Attributes of Share Classes

1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a “Certificate”) as each such Certificate is attached as an Exhibit hereto.

2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Company’s prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”), and separately bear any service fees (“service fees”) that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Company’s operations which are directly attributable to such class (“Class Expenses”); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.	Expense Allocations

1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a different amount by that class (excluding economies of scale discounts) or for which that class receives services of a different kind or to a different degree than other classes are considered “class-specific” expenses and are (or will be) borne exclusively by that class.

2. Expenses that are not incurred in different amounts by class and for which share classes do not receive services of a different kind or to a different degree than other classes are considered “non-class specific” expenses and shall be allocated in accordance with Rule 18f-3(c).

C.	Amendment of Plan; Periodic Review

1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.

2. The Board of Directors of the Company, including a majority of the Directors who are not “interested persons” of the Company as defined in the 1940 Act, must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Directors, including a majority of the Directors who are not interested persons of the Company, must find that the amendment is in the best interests of each class individually and the Company as a whole.

SCHEDULE A

to

MANNING & NAPIER FUND, INC.

Amended and Restated Rule 18f-3 Multiple Class Plan

November 12, 2007

FUND	SHARE CLASS
	S	I	K	R	C	A	B	Z	D	E
Target Income Series		X	X	X	X
Target 2010 Series		X	X	X	X
Target 2020 Series		X	X	X	X
Target 2030 Series		X	X	X	X
Target 2040 Series		X	X	X	X
Target 2050 Series		X	X	X	X
Pro-Blend Conservative Term Series	X	X					X	X	X	X
Pro-Blend Moderate Term Series	X	X					X	X	X	X
Pro-Blend Extended Term Series	X	X					X	X	X	X
Pro-Blend Maximum Term Series	X	X					X	X	X	X
Tax Managed Series						X	X	X	X	X
Small Cap Series						X	X	X	X	X
World Opportunities Series						X	X	X	X	X
International Series						X
New York Tax Exempt Series						X
Ohio Tax Exempt Series						X
Diversified Tax Exempt Series						X
Life Sciences Series						X
Global Fixed Income Series						X
Technology Series						X
High Yield Bond Series						X
Overseas Series						X
Equity Series						X
Core Bond Series						X
Core Bond Plus Series						X
Financial Services Series						X

Exhibit 1

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class S

1.	Class-Specific Distribution Arrangements, Other Expenses

Class S Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution fee. The Company has adopted a non-Rule 12b-1 shareholder service plan with respect to the Class S Shares of the Funds. Under the terms of the plan, a Fund is permitted to compensate, out of the Class S assets, in an amount up to 0.25% on an annual basis of the average daily net assets of the Class S assets, service organizations (as defined in the plan) that have established a shareholder servicing relationship with the Fund on behalf of their customers who are Class S shareholders, as described in the prospectus.

2.	Eligibility of Purchasers

Class S Shares are available to individual and institutional investors and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class S shareholder will have one vote for each full Class S Share held and a fractional vote for each fractional Class S Share held. Class S shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class S Shares (such as a distribution plan or service agreement relating to the Class S Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class S shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class S Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class S Shares, the Company may in its discretion elect to convert such shareholder’s Class S Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class S Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 2

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class I

1.	Class-Specific Distribution Arrangements, Other Expenses

Class I Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution fee or a shareholder service fee.

2.	Eligibility of Purchasers

Class I Shares are available to institutions, including, but not limited to, employee benefit plans, such as defined benefit plans, defined contribution plans and 401(k) plans, investment companies, foundations and endowments, banks, trusts and corporate capital and cash management accounts and direct individual investors, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class I shareholder will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Class I shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class I Shares (such as a distribution plan or service agreement relating to the Class I Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class I shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class I Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class I Shares, the Company may in its discretion elect to convert such shareholder’s Class I Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class I Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 3

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class K

1.	Class-Specific Distribution Arrangements, Other Expenses

Class K Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class K Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class K assets of a Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Class K, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class K Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class K shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class K Shares are available to employee benefit plans, such as defined benefit plans, defined contribution plans, 401(k) plans and to financial intermediaries (such as broker-dealers, investment advisors or other financial institutions) that provide certain services, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class K shareholder will have one vote for each full Class K Share held and a fractional vote for each fractional Class K Share held. Class K shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class K Shares (such as a distribution plan or service agreement relating to the Class K Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class K shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class K Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class K Shares, the Company may in its discretion elect to convert such shareholder’s Class K Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class K Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 4

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class R

1.	Class-Specific Distribution Arrangements, Other Expenses

Class R Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class R Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class R assets of a Fund, in an amount up to 0.50% on an annual basis of the average daily net assets of Class R, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class R Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class R shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class R Shares are available to certain employee benefit plans, such as defined benefit plans, defined contribution plans, 401(k) plans or other types of omnibus account holders, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class R shareholder will have one vote for each full Class R Share held and a fractional vote for each fractional Class R Share held. Class R shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class R Shares (such as a distribution plan or service agreement relating to the Class R Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class R shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class R Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class R Shares, the Company may in its discretion elect to convert such shareholder’s Class R Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class R Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 5

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class C

1.	Class-Specific Distribution Arrangements, Other Expenses

Class C Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class C Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class C assets of a Fund, in an amount up to 1.00% on an annual basis of the average daily net assets of Class C, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class C Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class C shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class C Shares are available to financial intermediaries (such as broker-dealers or investment advisors) that provide certain services, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class C shareholder will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Class C shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to the Class C Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class C shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class C Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class C Shares, the Company may in its discretion elect to convert such shareholder’s Class C Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class C Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 6

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class A

1.	Class-Specific Distribution Arrangements, Other Expenses

Class A Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 distribution fee or a shareholder service fee.

2.	Eligibility of Purchasers

Class A Shares are available to individual investors and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class A Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class A Shares, the Company may in its discretion elect to convert such shareholder’s Class A Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class A Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 7

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class B

1.	Class-Specific Distribution Arrangements, Other Expenses

Class B Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class B Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class B assets of a Fund, in an amount up to 1.00% on an annual basis of the average daily net assets of Class B, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class B Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class B shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class B Shares are available to broker-dealers who maintain certain omnibus accounts, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to the Class B Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class B Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class B Shares, the Company may in its discretion elect to convert such shareholder’s Class B Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class B Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 8

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class Z

1.	Class-Specific Distribution Arrangements, Other Expenses

Class Z Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class Z Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class Z assets of a Fund, in an amount up to 0.75% on an annual basis of the average daily net assets of Class Z, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class Z Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class Z shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class Z Shares are available to financial intermediaries (such as financial planners, investment advisors, broker-dealers, or other financial institutions, which financial intermediaries establish individual shareholder accounts) with the Fund in the name of investors or maintain certain omnibus accounts, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class Z shareholder will have one vote for each full Class Z Share held and a fractional vote for each fractional Class Z Share held. Class Z shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class Z Shares (such as a distribution plan or service agreement relating to the Class Z Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class Z shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class Z Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class Z Shares, the Company may in its discretion elect to convert such shareholder’s Class Z Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class Z Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 9

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class D

1.	Class-Specific Distribution Arrangements, Other Expenses

Class D Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class D Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class D assets of a Fund, in an amount up to 0.50% on an annual basis of the average daily net assets of Class D, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class D Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class D shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class D Shares are available to certain financial intermediaries that provide certain services, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class D shareholder will have one vote for each full Class D Share held and a fractional vote for each fractional Class D Share held. Class D shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class D Shares (such as a distribution plan or service agreement relating to the Class D Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class D shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class D Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class D Shares, the Company may in its discretion elect to convert such shareholder’s Class D Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class D Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

Exhibit 10

MANNING & NAPIER FUND, INC.

CERTIFICATE OF CLASS DESIGNATION

Class E

1.	Class-Specific Distribution Arrangements, Other Expenses

Class E Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 distribution and shareholder service fee. The Company has adopted a distribution and shareholder service plan with respect to the Class E Shares of the Funds. The plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered accordingly. Under the terms of the Rule 12b-1 plan, the Company is permitted to compensate, out of the Class E assets of a Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of Class E, the Fund’s principal underwriter and/or financial intermediaries that provide services in connection with the distribution of Class E Shares of the Fund and service organizations (as defined in the plan) that provide shareholder services to their customers who are Class E shareholders of the Fund, as described in the prospectus.

2.	Eligibility of Purchasers

Class E Shares are available to financial intermediaries including financial planners, investment advisors, broker-dealers and other financial institutions and which financial intermediaries provide certain shareholder services to the Fund, and require a minimum initial investment, each as described in the prospectus.

3.	Voting Rights

Each Class E shareholder will have one vote for each full Class E Share held and a fractional vote for each fractional Class E Share held. Class E shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class E Shares (such as a distribution plan or service agreement relating to the Class E Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class E shareholders differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Privileges

Upon request, shareholders may exchange Class E Shares of a Fund for shares of the same Class or another Class of the Funds, provided such shareholder meets the eligibility requirements of the Class and Fund into which such shareholder seeks to have his/her/its shares exchanged.

5.	Conversion Features

In the event that a shareholder no longer meets the eligibility requirements for investment in Class E Shares, the Company may in its discretion elect to convert such shareholder’s Class E Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Class E Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion rights and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Company or the principal underwriter for a Fund to make available for investment only certain Classes of shares or shares of certain Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.